                                                                    EXHIBIT 99.1

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1996 96-4 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from May 1, 1996 to May 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of June, 1996.

                                  GREEN TREE FINANCIAL CORP.



                                  BY: /s/Phyllis A. Knight
                                      ---------------------------
                                      Phyllis A. Knight
                                      Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                           6.80%, 7.15%, 7.40%, 7.90
                    PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                   May, 1996

                                CUSIP#'S  393505-MK5,ML3,MM1,MN9,MP4,MQ2
                                TRUST ACCOUNT #80-4139100
                                REMITTANCE DATE: 6/17/96

                                                    Total $          Per $1,000
                                                    Amount            Original
                                                  ----------        ------------
Class A Certificates
- --------------------
(1a) Amount available (including Monthly
     Servicing Fee)                               $3,513,380.54

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                             0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                          3,513,380.54

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.95%)             5.95%
          b. Class A-1 Interest                      114,041.67     2.47916674
          c. Class A-2 Remittance Rate(6.30%)             6.30%
          d. Class A-2 Interest                      105,000.00     2.62500000
          e. Class A-3 Remittance Rate(6.50%)             6.50%
          f. Class A-3 Interest                       89,375.00     2.70833333
          g. Class A-4 Remittance Rate(6.80%)             6.80%
          h. Class A-4 Interest                      240,833.33     2.83333329
          i. Class A-5 Remittance Rate(7.15%)             7.15%
          j. Class A-5 Interest                       83,416.67     2.97916679
          k. Class A-6 Rimittance Rate (7.40%)            7.40%
          l. Class A-6 Interest                      203,500.00     3.08333333
          m. Class A-7 Remittance Rate(7.90%,
             unless Weighted Average Contract
             rate is below (7.90%)                        7.90%
          n. Class A-7 Interest                      339,403.75     3.29166667

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                      .00            .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                      .00            .00

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                           6.80%, 7.15%, 7.40%, 7.90
                    PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                   May, 1996

                                CUSIP#'S  393505-MK5,ML3,MM1,MN9,MP4,MQ2
                                TRUST ACCOUNT #80-4139100
                                REMITTANCE DATE: 6/17/96

                                                    Total $         Per $1,000
                                                    Amount           Original
                                                  ----------       ------------
B.   Principal
     (5)  Formula Principal Distribution
           Amount                                  1,866,100.27            N/A
          a. Scheduled Principal                     221,023.94            N/A
          b. Principal Prepayments                 1,186,782.06            N/A
          c. Liquidated Contracts                           .00            N/A
          d. Repurchases                                    .00            N/A
          e. Current Month Advanced Principal        458,294.27            N/A
          f. Prior Month Advanced Principal                 .00            N/A

     (6)  Pool Scheduled Principal Balance       473,276,985.00

    (6b)  Adjusted Pool Principal Balance        472,818,690.73   996.06875909
    (6c)  Pool Factor                                0.99606876

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                              .00

     (8)  Class A Percentage for such Remittance
          Date                                           92.50%

     (9)  Class A Percentage for the following
          Remittance Date                                92.47%

    (10)  Class A Principal Distribution:
          a. Class A-1                             1,866,100.27    40.56739717
          b. Class A-2                                      .00            .00
          c. Class A-3                                      .00            .00
          d. Class A-4                                      .00            .00
          e. Class A-5                                      .00            .00
          f. Class A-6                                      .00            .00
          g. Class A-7                                      .00            .00
    (11)  Class A-1 Principal Balance             44,133,899.73   959.43260283
   (11a)  Class A-1 Pool Factor                       .95943260

    (12)  Class A-2 Principal Balance             40,000,000.00   1000.0000000
   (12a)  Class A-2 Pool Factor                      1.00000000

    (13)  Class A-3 Principal Balance             33,000,000.00   1000.0000000
   (13a)  Class A-3 Pool Factor                      1.00000000

    (14)  Class A-4 Principal Balance             85,000,000.00   1000.0000000
   (14a)  Class A-4 Pool Factor                      1.00000000

    (15)  Class A-5 Principal Balance             28,000,000.00   1000.0000000
   (15a)  Class A-5 Pool Factor                      1.00000000

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                           6.80%, 7.15%, 7.40%, 7.90
                    PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                   May, 1996

                                CUSIP#'S  393505-MK5,ML3,MM1,MN9,MP4,MQ2
                                TRUST ACCOUNT #80-4139100
                                REMITTANCE DATE: 6/17/96


  (16)   Class A-6 Principal Balance              66,000,000.00   1000.0000000
 (16a)   Class A-6 Pool Factor                       1.00000000

  (17)   Class A-7 Principal Balance             103,110,000.00   1000.0000000
 (17a)   Class A-7 Pool Factor                       1.00000000

  (18)   Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                                              .00

C.   Aggregate Scheduled Balances and Number of
     Delinquent Contracts as of Determination
     Date

  (19)   31-59 days                                  311,998.77              6

  (20)   60 days or more                                    .00              0

  (21)   Current Month Repossessions                        .00              0

  (22)   Repossession Inventory                             .00              0

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                  .00%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                     .00%

(24) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                  .07%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                     .02%

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%,
                           6.80%, 7.15%, 7.40%, 7.90
                    PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                   May, 1996

                                CUSIP#'S  393505-MK5,ML3,MM1,MN9,MP4,MQ2
                                TRUST ACCOUNT #80-4139100
                                REMITTANCE DATE: 6/17/96

(25) Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from May 1, 2000 to
          April 28, 2001, 6.5% from May 1, 2001 to April 28,
          2002, 8.5% from May 1, 2002 to April 28, 2003 and
          and 9.5% thereafter)                                              0%

(26) Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance
          Date                                                               0

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                             0%

(27) Class M-1 Principal Balance Test

     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                              15.50%

(28) Class B Principal Balance Test

     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                       .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 12.00%                                7.50%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.75%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                   May, 1996
                                            CUSIP NO. 393505MR0
                                            TRUST ACCOUNT #80-4139100
                                            REMITTANCE DATE: 6/17/96

                                                     Total $         Per $1,000
                                                     Amount           Original
                                                   ----------       ------------
CLASS M1 CERTIFICATES
- ---------------------
 (29)  Amount available (including Monthly
       Servicing Fee)                                471,709.85

A.     Interest
 (30)  Aggregate interest
       a.   Class M-1 Remittance Rate (7.75%,
             unless Weighted Average Contract
             Rate is below 7.75%)                         7.75%
       b.   Class M-1 Interest                       122,627.60     3.22916656

 (31)  Amount applied to Class M-1 Interest
       Deficiency Amount                                    .00              0

 (32)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                                    .00              0

 (33)  Amount Applied to:
       a.   Unpaid Class M-1 Interest Shortfall             .00              0

 (34)  Remaining:
       a.   Unpaid Class M-1 Interest Shortfall             .00              0

B.     Principal
 (35)  Formula Principal Distribution Amount                .00            N/A
       a.   Scheduled Principal                             .00            N/A
       b.   Principal Prepayments                           .00            N/A
       c.   Liquidated Contracts                            .00            N/A
       d.   Repurchases                                     .00            N/A

 (36)  Class M-1 Principal Balance                37,975,000.00  1000.00000000
(36a)  Class M-1 Pool Factor                         1.00000000

 (37)  Class M-1 Percentage for such Remittance
       Date                                                .00%

 (38)  Class M-1 Principal Distribution:
       a.   Class M-1 (current)                            .00     0.00000000
       b.   Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance
            Date                                           .00

 (39)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance
       Date                                                .00
 (40)  Class M-1 Percentage for the following
       Remittance Date                                     .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                   May, 1996
                                         CUSIP#'S 393505-MS8,MT6
                                         REMITTANCE DATE: 6/17/96


                                                      Total $        Per $1,000
                                                      Amount          Original
                                                    ----------      ------------
Class B1 Certificates
- ---------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including Monthly
       Servicing Fee)                                 349,082.25

  (2)  Class B-1 Remittance Rate (7.80% unless
       Weighted Average Contract Rate is
       below  7.80%)                                       7.80%

  (3)  Aggregate Class B1 Interest                     61,701.25    3.25000000

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                                 .00           .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                    .00           .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                                     .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                     .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date              .00

 (8a)  Class B Percentage for such Remittance                .00
       Date

  (9)  Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)                .00

(10a)  Class B1 Principal Shortfall                          .00

(10b)  Unpaid Class B1 Principal Shortfall                   .00

 (11)  Class B Principal Balance                   35,599,791.00

 (12)  Class B1 Principal Balance                  18,985,000.00

  Class B2 Certificates
  ---------------------
 (13)  Remaining Amount Available                     287,381.00

 (14)  Class B-2 Remittance Rate (8.10%
       unless Weighted Average Contract
       Rate is less than 8.10%)                            8.10%

 (15)  Aggregate Class B2 Interest                     56,074.92    3.37500002

 (16)  Amount applied to Unpaid Class
       B2 Interest Shortfall                                 .00           .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                   May, 1996
                                         CUSIP#'S 393505-MS8,MT6
                                         REMITTANCE DATE: 6/17/96



 (17)  Remaining Unpaid Class B2
       Interest Shortfall                                   .00            .00

 (18)  Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance
       Date                                                 .00

 (19)  Class B2 Principal Liquidation Loss                  .00
       Amount

 (20)  Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                                 .00

(21)   Guarantee Payment                                    .00

(22)   Class B2 Principal Balance                 16,614,791.00

(23)   Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company or Green
       Tree Financial Corporation is not the
       Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class
       B-2 Distribution Amount; if the Company
       or Green Tree Financial Corporation
       is the Servicer)                              197,785.33

(24)   Class C Residual Payment                       33,520.75

(25)   Class M-1 Interest Deficiency on such
       Remittance Date                                      .00

(26)   Class B-1 Interest Deficiency on such
       Remittance Date                                      .00

(27)   Repossessed Contracts                                .00

(28)   Repossessed Contracts Remaining
       in Inventory                                         .00

(29)   Weighted Average Contract Rate                   9.92648